UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 20, 2021

Date of Report

(Date of earliest event reported)

BOQI international medical inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, 116000
(Address of principal executive offices and zip code)

(86) 0411 8220 9211
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	NASDAQ Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of Boqi International Medical Inc. (the “Company”) dismissed Mr. Jun Jia as the Company’s Chief Financial Officer, effective May 20, 2021 and promoted Ms. Baiqun Zhong, currently the CFO of the Company’s wholly-owned subsidiary Bimai Pharmaceutical (Chongqing) Co., Ltd., to be the Company’s interim Chief Financial Officer, effective May 21, 2021. Ms. Zhong has served as the CFO of the Company’s wholly-owned subsidiary, Bimai Pharmaceutical (Chongqing) Co., Ltd. since October 2020 and the CFO of the Company’s wholly-owned subsidiary Chongqing Guanzan Technology Co., Ltd. from October 2019 to October 2020. Her compensation arrangement will remain unchanged after being promoted as the Company’s interim Chief Financial Officer.

Ms. Baiqun Zhong (58) has been engaged in the financial and accounting industry for more than 30 years. Since October 2020, Ms. Zhong has served as the CFO of the Company’s wholly-owned subsidiary Bimai Pharmaceutical (Chongqing) Co., Ltd. From October 2019 to October 2020, she was the CFO of the Company’s wholly-owned subsidiary, Chongqing Guanzan Technology Co., Ltd. From January 2009 to September 2019, Ms. Zhong was the Chief Accountant of Chongqing Yichen Trade Company, in charge of the company’s financial affairs. From January 2006 to December 2008, she was the Supply and Distribution Manager of Chongqing Cafu Automobile Co., Ltd., an automobile retailer. From January 2001 to December 2005, she was the Chief Accountant of Guangzhou Baiyun Lantian Medical Co., Ltd. Ms. Zhong holds a bachelor’s degree in accounting from Chongqing Technology and Business University and a Chinese CPA license.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 25, 2021	BOQI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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